Revenue and other operating income	6 Months Ended
Jun. 30, 2022
Revenue [abstract]
Revenue and other operating income	Revenue and other operating income
In the following table, revenue is disaggregated by type of contract.

	For the six month period ended

(in thousands of USD)	June 30, 2022				June 30, 2021*
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	83,580	—	(6)	83,574	65,615	—	11	65,626
Spot Voyages	139,815	—	(540)	139,275	105,424	—	(873)	104,551
Revenue from contracts with customers	223,395	—	(546)	222,849	171,039	—	(862)	170,177

Time Charters	31,844	29,166	(20,797)	40,213	37,957	24,786	(24,786)	37,957
Lease income	31,844	29,166	(20,797)	40,213	37,957	24,786	(24,786)	37,957

Total revenue	255,239	29,166	(21,343)	263,062	208,996	24,786	(25,648)	208,134

Other operating income	—	—	—	7,636	—	—	—	4,673

* To improve the relevancy of the accounting information of the income statement, the Company reclassified certain cost & revenue elements without impact on the profit (loss) for the period. These changes have been adopted in 2021 to improve comparability within the sector. They have been applied retrospectively and comparative information has been revised.

The increase in revenue is mostly related to the increase in pool and spot voyage revenue which is due to higher rates compared to the first six months of 2021 when market conditions were very unfavorable. Pool results difference can be explained by comparing the respective TCE rates for VLCCs of 15,000 USD/day compared to 13,000 USD/day when considering an average of 6,600 on hire days for both periods. For Suezmax spot voyages: respectively 17,600 USD/day compared to 11,750 USD/day, based on an average of 3,680 on hire days. The decrease in revenue from time charters of tankers is due to a lower number of vessels on time charter.
The Group is beginning to see the recovery in the tanker cycle being reflected in freight markets. Demand for oil is once again rising and the demand for the shipping of crude oil has consequently improved. In the first half of this year, the Group has identified cargo numbers are returning to levels similar to before Covid restrictions were imposed across the world. The conflict between Russia and Ukraine has impacted the global flow of crude oil, and while European customers are now receiving close to zero oil from Russia, this oil has been displaced to other customers, mainly in the region east of Suez. The initial uncertainty around the impact of the war on oil markets saw the freight market for smaller tankers soar, but this was relatively short lived. In the more medium term the Group observed a shift in tanker trade patterns whereby Europe is receiving more oil from Atlantic-based producers, and the usual long-haul trade flows from the Atlantic basin to the Far East have stalled.
Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage. The increase in other operating income is mainly due to received liquidated damages in line with the sale of the S-class vessels as well as claim settlements.